UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

Commission File Number: 000-25887

PRIVATEBANCORP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	36-3681151
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

70 W. Madison Street, Chicago, Illinois 60602
(Address of principal executive offices)

(312) 683-7100
(Registrant’s telephone number, including area code)

Ten North Dearborn Street, Chicago, Illinois 60602
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As previously disclosed, PrivateBancorp, Inc. (the Company) adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (Statement 123R) effective January 1, 2006. Statement 123R requires that the grant date fair value of equity awards to employees be recognized as compensation expense over the period during which an employee is required to provide service in exchange for such award. To enhance the comparability of current and prior period financial information, the Company elected to adopt Statement 123R using “modified retrospective application”, which permits the restatement of financial information for the corresponding periods in the prior year based on the amounts previously included in pro forma disclosures for those periods required prior to the adoption of Statement 123R under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (Statement 123). As permitted by Statement 123, the Company previously accounted for share-based payments to employees under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” using the intrinsic value method, which provided that no compensation expense was recognized for an employee stock option if the exercise price of the option equaled the market price of the underlying stock on the date of grant. Accordingly, prior to the adoption of Statement 123R, no compensation expense was recognized by the Company for its employee stock options.

The Company is filing as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K the historical financial information included in Items 6, 7 and 8 of its Annual Report on Form 10-K for the year ended December 31, 2005 to show the effects on financial information at December 31, 2004 and 2005 and for each of the years in the three years ended December 31, 2005 of the adoption of Statement 123R using modified retrospective application. The restated results are consistent with the Company's previously reported pro forma disclosures required under Statement 123. Except as specifically set forth in the exhibits to this Current Report, the information in the exhibits does not reflect any other events or developments occurring after December 31, 2005.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit
No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Item 6 -- Selected Financial Data
99.2	Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of
Operations
99.3	Item 8 -- Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2006	PRIVATEBANCORP, INC. By: /s/ Ralph B. Mandell Ralph B. Mandell Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.  Description

23.1	Consent of Ernst & Young LLP
99.1	Item 6 -- Selected Financial Data
99.2	Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of
Operations
99.3	Item 8 -- Financial Statements and Supplementary Data